EXHIBIT 10.1

FIRST AMENDMENT TO

MASTER PURCHASE AGREEMENT AND STOCK PURCHASE AGREEMENTS

Reference is made to the Master Purchase Agreement dated as of November 8, 2006 (the “Master Purchase Agreement”) by and between Vishay Intertechnology, Inc., as Purchaser, and International Rectifier Corporation, as Seller, and to each of the Stock Purchase Agreements (as defined in the Master Purchase Agreement) entered into as of even date and in connection therewith.  Terms used but not defined in this First Amendment to Master Purchase Agreement and Stock Purchase Agreements (this “First Amendment”) shall have the meanings ascribed to them in the Master Purchase Agreement

RECITALS

WHEREAS, Seller and Purchaser are parties to the Master Purchase Agreement related to the sale of the PCS Business;

WHEREAS, Seller (and IR China Holdings with respect to the China Purchase Agreement) and Purchaser are parties to the Stock Purchase Agreements related to the sale of the PCS Business; and

WHEREAS, Seller (and IR China Holdings with respect to the China Purchase Agreement) and Purchaser wish to amend certain provisions of the Master Purchase Agreement and the Stock Purchase Agreements in relation to the contemplated Closing Date as set forth more particularly in this First Amendment.

AGREEMENT

NOW, THEREFORE, the Parties agree to amend the Master Purchase Agreement and the Stock Purchase Agreements as set forth herein:

1.             Master Purchase Agreement.  In accordance with Section 13.5 of the Master Purchase Agreement, the Master Purchase Agreement is hereby amended as follows:

(a)           The references in Section 11.1 to “February 26, 2007” are hereby amended by deleting the date “February 26, 2007” and by substituting therefor the date “April 1, 2007”.

(b)           The reference to “February 26, 2007” in the definition of “Closing Date” in Exhibit A is hereby amended by deleting the date “February 26, 2007” and by substituting therefor the date “April 1, 2007”.

(c)           Except as expressly provided herein, the Master Purchase Agreement shall remain unmodified and in full force and effect.

2.             Stock Purchase Agreements.  In accordance with Section 10.4 of each Stock Purchase Agreement, each Stock Purchase Agreement is hereby amended as follows:

(a)           The reference to “February 26, 2007” in the definition of “Closing Date” in Exhibit A is hereby amended by deleting the date “February 26, 2007” and by substituting therefor the date “April 1, 2007”.

(b)           Except as expressly provided herein, the Stock Purchase Agreements shall remain unmodified and in full force and effect.

3.             This First Amendment may be executed in one or more counterparts.

IN WITNESS WHEREOF, this First Amendment has been duly executed and delivered by a duly authorized officer or representative of each Party as of this 23rd day of January, 2007.

VISHAY INTERTECHNOLOGY, INC.

By:
Name:
Title:

INTERNATIONAL RECTIFIER CORPORATION

By:
Name: Alex Lidow
Title: Chief Executive Officer

IR INTERNATIONAL HOLDINGS CHINA, INC. (solely for purposes of the China Purchase
Agreement)

By:
Name: Michael P. McGee
Title: Director